EXHIBIT 32.2

CERTIFICATION CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of DC Brands International, Inc. (the “Company”) for the period ended Septeber 30, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Bob Armstrong certify pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November ____, 2011

/s/ Bob Armstrong
Bob Armstrong Chief Financial Officer (Principal Financial and Accounting Officer)